UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	THREE(3)
Debtor(s).	For the Month Ending:	8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A. DIP OPERATING ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		355,604.94
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		328,439.80
3. BEGINNING BALANCE:		27,165.14
4. TOTAL RECEIPTS THIS PERIOD:		245,665.78
5. BALANCE:		272,830.92
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	156,904.60	
Disbursements (from page 2)	64,760.95	
TOTAL DISBURSEMENTS THIS PERIOD:***		221,665.55
7. ENDING BALANCE:		51,165.37

8. General Account Number(s): XX-6261

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.

** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
8/4/2020		Transfer to EW #6268	Transfer	8,749.08		8,749.08
8/4/2020		Transfer to EW #6275	Transfer	8,749.08		8,749.08
8/17/2020		Transfer to EW #6268	Transfer	34,848.35		34,848.35
8/17/2020		Transfer to BOC #3458	Transfer	29,459.09		29,459.09
8/17/2020		CEN SHI	Transfer to Petty Cash China	9,880.00		9,880.00
8/17/2020		Charter Communications	Utilities		116.97	116.97
8/17/2020		Charter Communications	Utilities		116.97	116.97
8/17/2020		Gateway Services Webpayment	Office Expense		38.00	38.00
8/18/2020		Transfer to EW #6268	Transfer	26,899.00		26,899.00
8/18/2020		Analysis Activity	Bank Service fee		954.24	954.24
8/18/2020		WestGuard Insurance	Insurance		378.01	378.01
8/18/2020		Square Inc	Bank Service fee		0.01	0.01
8/19/2020		Transfer to EW #6275	Transfer	350.00		350.00
8/20/2020		Verizon	Utilities		24.50	24.50
8/21/2020		Transfer to EW #6268	Transfer	37,970.00		37,970.00
8/21/2020		Grand Land Co	Advertising		14,420.00	14,420.00
8/21/2020		Dandy Data Solutions	Professional Service fee		12,000.00	12,000.00
8/21/2020		Sequoia CPAS, APC	Professional Service fee		10,500.00	10,500.00
8/21/2020		The Law offices of Melissa N. Armstrong	Professional Service fee		7,250.00	7,250.00
8/21/2020		Stock Services LLC	Professional Service fee		3,000.00	3,000.00
8/21/2020		SVC Media Inc	Professional Service fee		2,800.00	2,800.00
8/21/2020		Blue Shield of CA	Employee benefit		295.70	295.70
8/24/2020		SO CALIF EDISON	Utilities		427.47	427.47
8/24/2020		JOEL STEPHEN MIL ECHECK	Office Expense		250.00	250.00
8/24/2020		Vonage	Communication		45.66	45.66
8/26/2020		United Healthcare	Employee benefit		1,857.10	1,857.10
8/26/2020		Vonage	Communication		91.33	91.33
8/27/2020		Chen, Po-Show	Shanghai Sept office rent		5,723.00	5,723.00
8/28/2020		United Healthcare	Employee benefit		4,415.71	4,415.71
8/28/2020		TollFreeForwarding.com	Communication		55.36	55.36
8/31/2020		JP MORGAN CHASE AUTH CRDT	Bank Service fee		0.92	0.92
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$156,904.60	$64,760.95	$221,665.55

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $51,165.37

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $51,165.37

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	THREE(3)
Debtor(s).	For the Month Ending:	8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 DIP PAYROLL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		137,477.52
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		113,725.89
3. BEGINNING BALANCE:		23,751.63
4. TOTAL RECEIPTS THIS PERIOD:		117,215.51
5. BALANCE:		140,967.14
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	103,664.62	
TOTAL DISBURSEMENTS THIS PERIOD:***		103,664.62
7. ENDING BALANCE:		37,302.52

8. General Account Number(s): XX-6268

Depository Name & Location:
EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.

** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM DIP PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
8/5/2020		IRS	Payroll Tax		14,534.26	14,534.26
8/5/2020		Intuit	Payroll		6,701.41	6,701.41
8/5/2020		EDD	Payroll Tax		3,668.22	3,668.22
8/6/2020		Kaiser Foundation Health Plan	Employee benefit		5,129.58	5,129.58
8/11/2020		NYS DEPT OF TAXATION & FINANCE	Payroll Tax		377.43	377.43
8/12/2020		IRS	Payroll Tax		1,351.44	1,351.44
8/12/2020		EDD	Payroll Tax		51.74	51.74
8/12/2020		IRS	Payroll Tax		1.98	1.98
8/18/2020		Intuit	Payroll		25,076.13	25,076.13
8/18/2020		CAPITAL GROUP	Employee benefit		375.00	375.00
8/19/2020		Intuit	Payroll		23,112.51	23,112.51
8/21/2020		IRS	Payroll Tax		7,329.06	7,329.06
8/21/2020		EDD	Payroll Tax		1,536.34	1,536.34
8/21/2020		AMERICAN FUNDS	Employee benefit		283.88	283.88
8/21/2020		AMERICAN FUNDS	Employee benefit		255.00	255.00
8/24/2020		IRS	Payroll Tax		5,522.86	5,522.86
8/24/2020		Intuit	Payroll		4,463.75	4,463.75
8/24/2020		EDD	Payroll Tax		837.51	837.51
8/24/2020		NYS DEPT OF TAXATION & FINANCE	Payroll Tax		416.75	416.75
8/24/2020		NYS DEPT OF TAXATION & FINANCE	Payroll Tax		309.48	309.48
8/24/2020		IRS	Payroll Tax		15.78	15.78
8/26/2020		IRS	Payroll Tax		1,809.12	1,809.12
8/26/2020		EDD	Payroll Tax		505.39	505.39
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$0.00	103,664.62	$103,664.62

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $37,302.52

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $37,302.52

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	THREE(3)
Debtor(s).	For the Month Ending:	8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 DIP TAXES ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		0.00
4. TOTAL RECEIPTS THIS PERIOD:		9,099.08
5. BALANCE:		9,099.08
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	8,749.08	
Disbursements (from page 2)	342.19	
TOTAL DISBURSEMENTS THIS PERIOD:***		9,091.27
7. ENDING BALANCE:		7.81

8. General Account Number(s): XX-6275

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM DIP TAXES ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
8/4/2020		Transfer to EW #6268	Transfer	8749.08		8,749.08
8/21/2020		Franchise Tax Board	State tax due for 2019 Tax return		342.19	342.19
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$8,749.08	$342.19	$9,091.27

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $7.81

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $7.81

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	THREE(3)
Debtor(s).	For the Month Ending:	8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
CHASE ACCOUNT #1723

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		204,877.90
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		91,380.96
3. BEGINNING BALANCE:		113,496.94 [1]
4. RECEIPTS DURING CURRENT PERIOD:		0.00
5. BALANCE:		113,496.94
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	113,496.94	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		113,496.94
7. ENDING BALANCE:		0.00

8. General Account Number(s): XX-1723

Depository Name & Location: JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218 - 2051

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1] Balance of June 18, 2020. Debtor is in the process of converting account into a DIP account with JPMorgan Chase Bank, N.A.

TOTAL DISBURSEMENTS FROM CHASE ACCOUNT #1723 FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
8/6/2020		Tranfer to EW #6261	Transfer	113,496.94		113,496.94
			TOTAL DISBURSEMENTS THIS PERIOD:	$113,496.94	$0.00	$113,496.94

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

CHASE ACCOUNT #1723
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	THREE(3)
Debtor(s).	For the Month Ending:	8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
CHASE ACCOUNT #1731

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		(4,471.75)	
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		1,710.00	
3. BEGINNING BALANCE:		(6,181.75)	
4. RECEIPTS DURING CURRENT PERIOD:		7,034.00	[1]
5. BALANCE:		852.25	
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)	852.25		
Disbursements (from page 2)	0.00		
TOTAL DISBURSEMENTS THIS PERIOD:***		852.25	
7. ENDING BALANCE:		0.00	

8. General Account Number(s): XX-1731

Depository Name & Location: JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218 - 2051

* All receipts must be deposited into the general account.

** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***This amount should be the same as the total from page 2.

[1] Receipts during current period equals to the total amount in stale checks, which is $7,034. All checks voided since the account was closed on 08/07/2020.

TOTAL DISBURSEMENTS FROM CHASE ACCOUNT #1731 FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
8/19/2020		Tranfer to EW #6261	Transfer	852.25		852.25
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$852.25	$0.00	$852.25

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

CHASE ACCOUNT #1731
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $852.25

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $852.25

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)	
	Case Number:	2:20-bk-15501
	Operating Report Number:	THREE(3)
	For the Month Ending:	8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
CHASE ACCOUNT #6062

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		0.00 [1]
4. RECEIPTS DURING CURRENT PERIOD:		0.00
5. BALANCE:		0.00
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		0.00

8. General Account Number(s): XX-6062

Depository Name & Location: JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218 - 2051

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1] Balance of June 18, 2020. Debtor is in the process of converting account into a DIP account with JPMorgan Chase Bank, N.A.

TOTAL DISBURSEMENTS FROM CHASE ACCOUNT #5067 FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$0.00	$0.00	$0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

CHASE ACCOUNT #6062
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	THREE(3)
Debtor(s).	For the Month Ending:	8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
BANK OF CHINA CASH ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		57,974.30
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		30,321.88
3. BEGINNING BALANCE:		27,652.42 [1]
4. RECEIPTS DURING CURRENT PERIOD:		29,843.37
5. BALANCE:		57,495.79
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	17,761.27	
Disbursements (from page 2)	7,410.11	
TOTAL DISBURSEMENTS THIS PERIOD:***		25,171.38
7. ENDING BALANCE:		32,324.41

8. General Account Number(s): XX-3478

Depository Name & Location: Bank of China
1377 Nanjing Road West
Shanghai, China

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Bank of China. Account is necessary to process payroll for overseas employees.

TOTAL DISBURSEMENTS FROM BANK OF CHINA CASH ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
8/13/2020		Transfer	Transfer to Petty Cash China	7081.39		7,081.39
8/14/2020			Ofiice Expense		10.12	10.12
8/14/2020		Transfer	Transfer to Petty Cash China	7,211.45		7,211.45
8/19/2020		Shanghai Employee	Employee Benefit		7,399.99	7,399.99
8/21/2020		Transfer	Transfer to Petty Cash China	3,468.43		3,468.43
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$17,761.27	$7,410.11	$25,171.38

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

BANK OF CHINA CASH ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $32,324.41

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $32,324.41

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	THREE(3)
Debtor(s).	For the Month Ending:	8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
SHANGHAI NEWCOINS ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		30,097.86
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		30,097.86 [1]
4. RECEIPTS DURING CURRENT PERIOD:		0.00
5. BALANCE:		30,097.86
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	29,789.86	
TOTAL DISBURSEMENTS THIS PERIOD:***		29,789.86
7. ENDING BALANCE:		308.00

8. General Account Number(s): XX-0455

Depository Name & Location: Shanghai Pudong Development Bank
18 JIAFENG RD.,WAI GAO QIAO FTZ
SHANGHAI,CHINA

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Shanghai Newcoins Account.

TOTAL DISBURSEMENTS FROM SHANGHAI NEWCOINS ACCOUNT ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
8/4/2020			Payroll		7,526.11	7,526.11
8/4/2020			Payroll		9,038.87	9,038.87
8/4/2020			Payroll		8,608.44	8,608.44
8/4/2020			Payroll		4,616.44	4,616.44
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$0.00	$29,789.86	$29,789.86

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

SHANGHAI NEWCOINS ACCOUNT ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $308.30

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $308.30

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

A. DIP OPERATING ACCOUNT	51,165.37
A.1 DIP PAYROLL ACCOUNT	37,302.52
A.2 DIP TAXES ACCOUNT	7.81
CHASE ACCOUNT #1723	0.00
CHASE ACCOUNT #1731	0.00
CHASE ACCOUNT #6062	0.00
BANK OF CHINA CASH ACCOUNT	32,324.41
SHANGHAI NEWCOINS ACCOUNT	308.00
PETTY CASH CHINA (SEE BELOW)	1,001.69

TOTAL CASH AVAILABLE: 122,109.80

Petty Cash (China) Transactions:

Date	Purpose	Amount
8/1/2020	Beginning Balance	91.65
8/1/2020	Collection of membership subscription	26,324.00
8/1/2020	July New office Utilities Fee	(137.75)
8/1/2020	July New Office Managerment Fee	(935.22)
8/1/2020	July New Office 1 additional ADSL fee(upgraded)	(824.24)
8/14/2020	Withdraw from Bank of China	7,081.39
8/15/2020	Withdraw from Bank of China	7,211.45
8/15/2020	July Part of Shanghai office Employees Payroll	(38,640.92)
8/18/2020	Transfer USD- Cen Shi $9,860*6.9277	9,880.00
8/18/2020	Collection of membership subscription	1,288.00
8/18/2020	July Part of Shanghai office Employees Payroll	(11,171.32)
8/21/2020	Withdraw from Bank of China	3,468.43
8/21/2020	July FXDD commission	(13.80)
8/21/2020	July Part of Shanghai office Employees Payroll	(1,026.10)
8/21/2020	July Transportation fee	(284.71)
8/21/2020	July Insurance fee	(512.84)
8/21/2020	July Office supplies	(551.79)
8/21/2020	July Telephone Fee	(30.13)
8/21/2020	July Warren's Expenses fee	(11.68)
8/31/2020	Realized Foreign Currency Gain(Loss)	(202.73)

TOTAL PETTY CASH TRANSACTIONS: 1001.69

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT

STARTING DATE: August 01, 2020
ENDING DATE: August 31, 2020
Total days in statement period: 31
6261
(0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
OPERATING ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Commercial Analysis Checking

Account number	6261	Beginning balance		$27,165.14
Low balance	$11,146.98	Total additions	(75)	245,665.78
Average balance	$52,594.06	Total subtractions	(27)	221,665.55
		Ending balance		$51,165.37

CREDITS

Number	Date	Transaction Description		Additions
	08-03	Wire Trans IN		581.00
	08-04	Deposit		899.00
	08-05	Deposit		1,140.00
	08-05	Deposit		1,699.00
	08-07	Wire Trans IN		1,140.00
	08-07	Deposit		1,140.00
	08-07	Deposit		1,140.00
	08-07	Deposit		1,599.00
	08-10	Wire Trans-IN		999.00
	08-10	Wire Trans-IN		9,878.24
	08-10	Deposit		199.00
	08-10	Deposit		1,699.00
	08-10	Deposit		12,000.00
	08-12	Wire Trans-IN		559.00
	08-12	Pre Auth Credit		0.42
	08-12	Deposit		559.00
	08-13	Deposit	TLR 5202 BR 8252	113,496.94
	08-13	Deposit		1,140.00
	08-13	Deposit		12,000.00
	08-14	Wire Trans-IN		1,140.00
	08-17	Deposit		459.00
	08-17	Deposit		999.00
	08-17	Deposit		1,399.00
	08-17	Deposit		1,699.00
	08-18	Pre Auth Credit	Square Inc SDV VRFY 200818	0.01
	08-19	Wire Trans-IN		1,130.00
	08-19	Deposit		852.25
	08-19	Deposit		1,140.00

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: August 01, 2020
ENDING DATE: August 31, 2020
6261

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description		Additions
	08-19	Deposit		1,140.00
	08-19	Deposit		1,140.00
	08-19	Deposit		1,699.00
	08-20	Pre-Auth Credit		1,399.00
	08-20	Deposit		18,000.00
	08-21	Pre Auth Credit		559.00
	08-21	Pre-Auth Credit		1,100.00
	08-21	Deposit		1,399.00
	08-21	Deposit		1,699.00
	08-24	Wire Trans-IN		559.00
	08-24	Deposit	TLR65302 BR 0653	559.00
	08-24	Deposit		1,140.00
	08-24	Deposit		2,158.00
	08-25	Wire Trans-IN		559.00
	08-25	Deposit		781.00
	08-26	Pre Auth Credit		559.00
	08-26	Pre-Auth Credit		1,299.00
	08-26	Pre-Auth Credit		1,699.00
	08-26	Deposit		999.00
	08-27	Wire Trans-IN		2,000.00
	08-28	Wire Trans-IN		530.00
	08-28	Pre Auth Credit		2,000.00
	08-28	Deposit		1,000.00
	08-28	Deposit		1,140.00
	08-28	Deposit		1,140.00
	08-28	Deposit		1,140.00
	08-28	Deposit		1,249.00
	08-28	Deposit		1,549.00
	08-31	Wire Trans IN		688.00
	08-31	Wire Trans-IN		1,235.00
	08-31	Wire Trans-IN		1,549.00
	08-31	Wire Trans IN		2,000.00
	08-31	Pre-Auth Credit	JPMorgan Chase Auth Crdt 200831	0.45
	08-31	Pre-Auth Credit	JPMorgan Chase Auth Crdt 200831	0.47
	08-31	Deposit		459.00
	08-31	Deposit		559.00
	08-31	Deposit		781.00
	08-31	Deposit		1,000.00
	08-31	Deposit		1,249.00
	08-31	Deposit		1,249.00
	08-31	Deposit		1,549.00
	08-31	Deposit		1,549.00
	08-31	Deposit		1,549.00
	08-31	Deposit		1,554.00
	08-31	Deposit		2,115.00
	08-31	Deposit		2,698.00
	08-31	Deposit		3,000.00

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: August 01, 2020
ENDING DATE: August 31, 2020
6261

CHINESEINVESTORS.COM INC

DEBITS

Date	Transaction Description		Subtractions
08-04	Onln Bkg Trfn D	TO ACC 05500018275	8,749.08
08-04	Onln Bkg Trfn D	TO ACC 05500016268	8,749.08
08-17	Outgoing Wire	CEN SHI	9,880.00
08-17	Outgoing Wire	CHINESE INVESTORS. COM SHANGHAI OFFI	29,459.09
08-17	Onln Bkg Trfn D	TO ACC 05500016268	34,848.35
08-17	Preauth Debit	GATEWAY SERVICES WEBPAYMENT 200817	38.00
08-17	Preauth Debit	CHARTER COMMUNIC CHARTER CO 200816 0090527976 SPA	116.97
08-17	Preauth Debit	CHARTER COMMUNIC CHARTER CO 200816 0090527968 SPA	116.97
08-18	Onln Bkg Trfn D	TO ACC 05500016268	26,899.00
08-18	Analysis Servic	ANALYSIS ACTIVITY FOR 07/20	954.24
08-18	Preauth Debit	Square Inc SDV-VRFY 200818	0.01
08-18	Preauth Debit	WESTGUARD INS CO INS PREM 200918 CHWC011483	378.01
08-19	Onln Bkg Trfn D	TO ACC 05500018275	350.00
08-20	Preauth Debit	VERIZON VZ BillPay 200820	24.50
08-21	Outgoing Wire	DANDY DATA SOLUTIO NS	12,000.00
08-21	Onln Bkg Trfn D	TO ACC 05500016268	37,970.00
08-21	Preauth Debit	BLUE SHIELD CA BlueShield 200821	295.70
08-21	Preauth Debit	Chineseinvestors August 202 200821	37,970.00
08-24	Preauth Debit	VONAGE AMERICA VONAGE 200824	45.66
08-24	Preauth Debit	Joel Stephen Mil eCheck 200824 000000000601233	250.00
08-24	Preauth Debit	SO CALIF EDISON PAYMENTS 200824	427.47
08-26	Preauth Debit	VONAGE AMERICA VONAGE 200826	91.33
08-26	Preauth Debit	UNITED HEALTHCAR PBP 1346 200826	1,857.10
08-27	Outgoing Wire	CHEN PO SHOW	5,723.00
08-28	Preauth Debit	TOLLFREEFORWARD TOLLFREEFO 200828 7907857	55.36
08-28	Preauth Debit	UNITED HEALTHCAR EDI PAYMTS 200829 476970084709	4,415.71
08-31	Preauth Debit	JPMorgan Chase Auth Debit 200831	0.92

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
07-31	27,165.14	08-13	171,535.58	08-24	20,880.87
08-03	27,746.14	08-14	172,675.58	08-25	22,220.87
08-04	11,146.98	08-17	102,772.20	08-26	24,828.44
08-05	13,985.98	08-18	74,540.95	08-27	21,105.44
08-07	19,004.98	08-19	81,292.20	08-28	26,382.37
08-10	43,780.22	08-20	100,666.70	08-31	51,165.37
08-12	44,898.64	08-21	17,188.00		

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: August 01, 2020
ENDING DATE: August 31, 2020
6261

CHINESEINVESTORS.COM INC

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

STATEMENT BALANCING

Fill in the amounts below from the front of this statement and your checkbook.

ENTER
Ending Balance of
this Statement.......................... $__________

Add Deposits not shown
on this Statement $__________
____
____

Sub Total.......... $__________

Subtract Checks Issued
but not on Statement

CHECK NUMBER OR DATE	AMOUNT	CHECK NUMBER OR DATE	AMOUNT
TOTAL		TOTAL	

Total amount of outstanding
checks................................ $__________

Balance.......................................** $__________

ENTER
Present Balance in
your checkbook.................... $__________

Subtract any service
charges, finance or
any other charges..................... $__________

Sub Total .... $__________

Add Monthly Interest
Earned .... $__________

Add any deposits not yet
entered in checkbook
(Reverse Advances).................. $__________
____
____
____

Subtract any checks not
yet entered in checkbook
(Reverse Payments).................. $__________
____
____
____

Balance.. $__________

IN CASE OF ERRORS OR QUESTIONS REGARDING YOUR CHECKING ACCOUNT

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods as specified in the Deposit Agreement (which periods are no more than 60 days after we make the statement available to you and in some cases 30 days or less), we are not liable to you for, and you agree not to make a claim against us for problems or unauthorized transactions.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS

Telephone or write your local branch of account, listed on the statement front, as soon as you can if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we send you the FIRST statement on which the error or problem appeared.

1. Tell us your name and account number.
2. Describe the error or the transfer you are unsure about and explain as clearly as you can why you believe there is an error or why you need more information.
3. Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If our investigation takes longer than 10 business days from the date we received your notification, we will provisionally credit your account for the disputed amount until our investigation has been completed. If the disputed amount involves an electronic funds transfer to or from an account within 30 days after the first deposit to the account was made, we will provisionally credit your account within 20 business days from the date we receive your notification.

ACCOUNTS WITH CHECK STORAGE

Upon your request, we will provide you, without charge, legible copies of two checks from each account statement. Additional copies of canceled checks are subject to our service charges. You can make a request for these copies by contacting the branch listed on the front of this statement.

CHANGE OF ADDRESS

Please notify us immediately for change of address by phoning or writing your local branch of account, listed on the front of this statement.

MEMBER FDIC

(REV 11/07)

EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT

STARTING DATE: August 01, 2020
ENDING DATE: August 31, 2020
Total days in statement period: 31
6268
(0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
PAYROLL ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Commercial Analysis Checking

Account number	6268	Beginning balance		$23,751.63
Low balance	$9,433.73	Total additions	(5)	117,215.51
Average balance	$27,094.03	Total subtractions	(23)	103,664.62
		Ending balance		$37,302.52

CREDITS

Number	Date	Transaction Description		Additions
	08-04	Onln Bkg Trft C	FR ACC 05500016275	8,749.08
	08-04	Onln Bkg Trft C	FR ACC 05500016261	8,749.08
	08-17	Onln Bkg Trft C	FR ACC 05500016261	34,848.35
	08-18	Onln Bkg Trft C	FR ACC 05500016261	26,899.00
	08-21	Onln Bkg Trft C	FR ACC 05500016261	37,970.00

DEBITS

Date	Transaction Description		Subtractions
08-05	Preauth Debit	EMPLOYMENT DEVEL EDD EFTPMT 200805 1898825664	3,668.22
08-05	Preauth Debit	INTUIT PAYROLL S QUICKBOOKS 200805 352089869	6,701.41
08-05	Preauth Debit	IRS USATAXPYMT 200805 270081894022131	14,534.26
08-07	Preauth Debit	KAISER GROUP DUE INTERNET 200807	5,129.58
08-11	Preauth Debit	NYS DTF WT Tax Paymnt 200811 000000059300363	377.43
08-12	Preauth Debit	IRS USATAXPYMT 200812 270062572258571	1.98
08-12	Preauth Debit	EMPLOYMENT DEVEL EDD EFTPMT 200812 6971840	51.74
08-12	Preauth Debit	IRS USATAXPYMT 200812 270062505317291	1,351.44
08-18	Preauth Debit	Capital Group WEB PYMNT 200818	375.00
08-18	Preauth Debit	INTUIT PAYROLL S QUICKBOOKS 200818 352089868	25,076.13
08-19	Preauth Debit	INTUIT PAYROLL S QUICKBOOKS 200819 352089368	23,112.51
08-21	Preauth Debit	AMERICAN FUNDS INVESTMENT 200821 BRK138892200820	255.00
08-21	Preauth Debit	AMERICAN FUNDS INVESTMENT 200821 BRK138892200820	283.88
08-21	Preauth Debit	EMPLOYMENT DEVEL EDD EFTPMT 200821 160943680	1,536.34
08-21	Preauth Debit	IRS USATAXPYMT 200821 270063442265353	7,329.06
08-24	Preauth Debit	IRS USATAXPYMT 200824 270062722829336	15.78
08-24	Preauth Debit	NYS DTF WT Tax Paymnt 200824 000000059611660	309.48
08-24	Preauth Debit	NYS DTF WT Tax Paymnt 200824 000000059611661	416.75
08-24	Preauth Debit	EMPLOYMENT DEVEL EDD EFTPMT 200824 1796331456	837.51

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: August 01, 2020
ENDING DATE: August 31, 2020
6268

CHINESEINVESTORS.COM INC

Date	Transaction Description		Subtractions
08-24	Preauth Debit	INTUIT PAYROLL S QUICKBOOKS 200824 352089068	4,463.75
08-24	Preauth Debit	IRS USATAXPYMT 200824 270062765618272	5,522.86
08-26	Preauth Debit	EMPLOYMENT DEVEL EDD EFTPMT 200826 1679472084	505.39
08-26	Preauth Debit	IRS USATAXPYMT 200826 270063951288090	1,809.12

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
07-31	23,751.63	08-11	10,838.89	08-19	22,617.44
08-04	41,249.79	08-12	9,433.73	08-21	51,183.16
08-05	16,345.90	08-17	44,282.08	08-24	39,617.03
08-07	11,216.32	08-18	45,729.95	08-26	37,302.52

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

STATEMENT BALANCING

Fill in the amounts below from the front of this statement and your checkbook.

ENTER
Ending Balance of
this Statement........................... $____________

Add Deposits not shown
on this Statement $____________

____

____

Sub Total.......... $____________

Subtract Checks Issued
but not on Statement

CHECK NUMBER OR DATE	AMOUNT	CHECK NUMBER OR DATE	AMOUNT
TOTAL		TOTAL	

Total amount of outstanding
checks................................ $____________

Balance...................................** $____________

ENTER
Present Balance in
your checkbook.................... $____________

Subtract any service
charges, finance or
any other charges..................... $____________

Sub Total .... $____________

Add Monthly Interest
Earned .... $____________

Add any deposits not yet
entered in checkbook
(Reverse Advances).................. $____________

____

____

____

Subtract any checks not
yet entered in checkbook
(Reverse Payments)................... $____________

____

____

____

Balance.. $____________

IN CASE OF ERRORS OR QUESTIONS REGARDING YOUR CHECKING ACCOUNT

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods as specified in the Deposit Agreement (which periods are no more than 60 days after we make the statement available to you and in some cases 30 days or less), we are not liable to you for, and you agree not to make a claim against us for problems or unauthorized transactions.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS

Telephone or write your local branch of account, listed on the statement front, as soon as you can if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we send you the FIRST statement on which the error or problem appeared.

1. Tell us your name and account number.
2. Describe the error or the transfer you are unsure about and explain as clearly as you can why you believe there is an error or why you need more information.
3. Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If our investigation takes longer than 10 business days from the date we received your notification, we will provisionally credit your account for the disputed amount until our investigation has been completed. If the disputed amount involves an electronic funds transfer to or from an account within 30 days after the first deposit to the account was made, we will provisionally credit your account within 20 business days from the date we receive your notification.

ACCOUNTS WITH CHECK STORAGE

Upon your request, we will provide you, without charge, legible copies of two checks from each account statement. Additional copies of canceled checks are subject to our service charges. You can make a request for these copies by contacting the branch listed on the front of this statement.

CHANGE OF ADDRESS

Please notify us immediately for change of address by phoning or writing your local branch of account, listed on the front of this statement.

MEMBER FDIC

(REV 11/07)

EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT

Page 1 of 1
STARTING DATE: August 01, 2020
ENDING DATE: August 31, 2020
Total days in statement period: 31
6275
(0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
TAXES ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Commercial Analysis Checking

Account number	6275	Beginning balance		$0.00
Low balance	$0.00	Total additions	(2)	9,099.08
Average balance	$25.35	Total subtractions	(2)	9,091.27
		Ending balance		$7.81

CREDITS

Number	Date	Transaction Description		Additions
	08-04	Onln Bkg Trft C	FR ACC 05500016261	8,749.08
	08-19	Onln Bkg Trft C	FR ACC 05500016261	350.00

DEBITS

Date	Transaction Description		Subtractions
08-04	Onln Bkg Trfn D	TO ACC 05500016263	8,749.08
08-21	Preauth Debit	FRANCHISE TAX BO PAYMENTS 200821 72890421 PM	342.19

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
07-31	0.00	08-19	350.00		
08-04	0.00	08-21	7.81		

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

STATEMENT BALANCING

Fill in the amounts below from the front of this statement and your checkbook.

ENTER
Ending Balance of
this Statement.......................... $__________

Add Deposits not shown
on this Statement $__________

Sub Total.......... $__________

Subtract Checks Issued
but not on Statement

CHECK NUMBER OR DATE	AMOUNT	CHECK NUMBER OR DATE	AMOUNT
TOTAL		TOTAL	

Total amount of outstanding
checks............................... $__________

Balance..................................** $__________

ENTER
Present Balance in
your checkbook.................... $__________

Subtract any service
charges, finance or
any other charges.................... $__________

Sub Total .... $__________

Add Monthly Interest
Earned .... $__________

Add any deposits not yet
entered in checkbook
(Reverse Advances).................. $__________

Subtract any checks not
yet entered in checkbook
(Reverse Payments).................. $__________

Balance.. $__________

IN CASE OF ERRORS OR QUESTIONS REGARDING YOUR CHECKING ACCOUNT

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods as specified in the Deposit Agreement (which periods are no more than 60 days after we make the statement available to you and in some cases 30 days or less), we are not liable to you for, and you agree not to make a claim against us for problems or unauthorized transactions.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS

Telephone or write your local branch of account, listed on the statement front, as soon as you can if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we send you the FIRST statement on which the error or problem appeared.

1. Tell us your name and account number.
2. Describe the error or the transfer you are unsure about and explain as clearly as you can why you believe there is an error or why you need more information.
3. Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If our investigation takes longer than 10 business days from the date we received your notification, we will provisionally credit your account for the disputed amount until our investigation has been completed. If the disputed amount involves an electronic funds transfer to or from an account within 30 days after the first deposit to the account was made, we will provisionally credit your account within 20 business days from the date we receive your notification.

ACCOUNTS WITH CHECK STORAGE

Upon your request, we will provide you, without charge, legible copies of two checks from each account statement. Additional copies of canceled checks are subject to our service charges. You can make a request for these copies by contacting the branch listed on the front of this statement.

CHANGE OF ADDRESS

Please notify us immediately for change of address by phoning or writing your local branch of account, listed on the front of this statement.

MEMBER FDIC

(REV 11/07)

CHASE

JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218-2051

August 01, 2020 through August 31, 2020
Account Number: 1723

CUSTOMER SERVICE INFORMATION

Web site:	www.Chase.com
Service Center:	1-877-425-8100
Deaf and Hard of Hearing:	1-800-242-7383
Para Espanol:	1-888-622-4273
International Calls:	1-713-262-1679

00019993 DRE 703 141 24520 NNNNNNNNNNN T 1 000000000 64 0000
CHINESEINVESTORS.COM, INC
DEBTOR-IN-POSSESSION 20-1550
227 W VALLEY BLVD 208 A
SAN GABRIEL CA 91776-3779

CHECKING SUMMARY

Chase Platinum Business Checking

	INSTANCES	AMOUNT
Beginning Balance		**$113,496.94**
Other Withdrawals	1	-113,496.94
Ending Balance	**1**	**$0.00**

Your account ending in 6062 is linked to this account for overdraft protection.

Your Chase Platinum Business Checking account provides:
- No transaction fees for unlimited electronic deposits (including ACH, ATM, wire, Chase Quick Deposit)
- 500 debits and non-electronic deposits (those made via check or cash in branches) per statement cycle
- $25,000 in cash deposits per statement cycle
- Unlimited return deposited items with no fee

There are additional fee waivers and benefits associated with your account – please refer to your Deposit Account Agreement for more information.

OTHER WITHDRAWALS

DATE	DESCRIPTION	AMOUNT
08/06	Debit DDA - Check Charge	$113,496.94
Total Other Withdrawals		**$113,496.94**

DAILY ENDING BALANCE

DATE	AMOUNT
08/06	$0.00

SERVICE CHARGE SUMMARY

Monthly Service Fee	$0.00
Other Service Charges	$0.00
Total Service Charges	**$0.00**

CHASE

JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218-2051

August 01, 2020 through August 31, 2020
Account Number: 1731

CUSTOMER SERVICE INFORMATION

Web site:	www.Chase.com
Service Center:	1-877-425-8100
Deaf and Hard of Hearing:	1-800-242-7383
Para Espanol:	1-888-622-4273
International Calls:	1-713-262-1679

00019994 DRE 703 141 24520 NNNNNNNNNNN T 1 000000000 64 0000
CHINESEINVESTORS.COM, INC
DEBTOR-IN-POSSESSION 20-1550
227 W VALLEY BLVD 208 A
SAN GABRIEL CA 91776-3779

CHECKING SUMMARY

Chase Platinum Business Checking

	INSTANCES	AMOUNT
Beginning Balance		**$852.25**
Other Withdrawals	1	-852.25
Ending Balance	**1**	**$0.00**

Your account ending in 6062 is linked to this account for overdraft protection.

Your Chase Platinum Business Checking account provides:

- No transaction fees for unlimited electronic deposits (including ACH, ATM, wire, Chase Quick Deposit)
- 500 debits and non-electronic deposits (those made via check or cash in branches) per statement cycle
- $25,000 in cash deposits per statement cycle
- Unlimited return deposited items with no fee

There are additional fee waivers and benefits associated with your account – please refer to your Deposit Account Agreement for more information.

OTHER WITHDRAWALS

DATE	DESCRIPTION	AMOUNT
08/07	Debit DDA - Check Charge	$852.25
Total Other Withdrawals		**$852.25**

DAILY ENDING BALANCE

DATE	AMOUNT
08/07	$0.00

SERVICE CHARGE SUMMARY

Monthly Service Fee	$0.00
Other Service Charges	$0.00
Total Service Charges	**$0.00**

[illegible]

Account No. [redacted]

Currency [illegible]

Account Name [illegible]

Account Type [illegible]

Bank Name [illegible]

Previous Page Balance [illegible]

Reconciliation Notes [illegible]

No.	[illegible]	[illegible]	Type	[illegible]	Tran. No./Voucher No./Details	Debit Amount	Credit Amount	Balance	Reference No.	Notes
1	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	40,003.??	withdrawal	[illegible]	[illegible]	
2	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	70.??	Purchasing check book	[illegible]	[illegible]	
3	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	49,???.??	withdrawal	[illegible]	[illegible]	
4	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	51,???.??	Employee Benefits	49,?64.45	[illegible]	[illegible]
5	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		203,213.?? wire in	[illegible]	[illegible]	[illegible] DC
6	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	?7,000.00	withdrawal	221,897.41	[illegible]	

Debit Total [illegible] Credit Total [illegible] Current Page Balance 221,897.41 Balance at the End of the Period 221,897.41

[illegible] ... represents debit amount; otherwise ... represents credit amount. [illegible] For any error or omission in this statement, please kindly notify within 7 days after ... [illegible] should be deemed as agreed. Please keep this statement properly and timely inform us with written notice or address or contact number change.

上海浦东发展银行电子明细对账单

浦发银行 SPD BANK | 公司金融 Corporate Banking

客户名称：上海牛拍[illegible]一路发数字传媒科技有限公司　　　　客户号：[illegible]

账户名称：上海牛拍[illegible]一路发数字传媒科技有限公司　　　　账号：[redacted]0455

账单币种：美元　　　　金额单位：元

账单类型：月账单　　　　账单统计日期：2020年08月01日-2020年08月31日　　　　第 页 共 页

期末余额	208.30	汇总交易笔数	4笔	汇总借方发生	[illegible]	汇总贷方发生	0.00

交易日期	柜面流水号	发生额		账户余额	交易对手信息		摘要代码	备注
		借方	贷方		对手机构	对手名称		
8-4	110058740050	7,526.11		25,571.75			对公即期结售汇	
8-4	110058740051	9,088.87		16,482.88			对公即期结售汇	
8-4	100657900?5	8,608.14		4,8[illegible]4.44			对公即期结售汇	
8-4	100657900?6	4,616.14		208.30			对公即期结售汇	

提示：

1、为保障账户资金安全，请及时核对、纠正可能发生的账务差错；
2、账单内交易记录按日期与银行处理时间，可能与单位记账时间不一致；
3、如有任何疑问，请致电95528或亲临当地营业网点，我们将竭诚为您服务。

上海浦东发展银行 单位客户电子对账专用章

2020年9月11日

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
None				
			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax: 0.00

Total Wages Paid: 104,961.70

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	7,236.00		
State Withholding	3,110.42		
FICA- Employer's Share	4,784.53		
FICA- Employee's Share	4,784.53		
Federal Unemployment	11.40		
Sales and Use			
Real Property			
Other:			
TOTAL:	19,926.88	0.00	

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	114,144.02		
31 - 60 days	66,628.00		
61 - 90 days	725.00		
91 - 120 days			
Over 120 days		0.00	
TOTAL:	181,497.02	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Sentinel Ins.	2,000,000.00	6/25/2021	6/25/2021
Worker's Compensation	AmGUARD Ins.	1,000,000.00	12/4/2020	12/4/2020
Casualty				
Vehicle				
Public Liability (China)	Ping An Prop. & Cas.	1 Million (RMB)	7/5/2021	7/5/2021

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2020	17,997.97	650.00	24-Jul-2020	325.00	325.00
30-Jun-2020	17,997.97	325.00	1-Sep-2020	325.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		975.00		650.00	325.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Wei Wang	7/18/2020		0.00
Lan Jiang	7/18/2020		0.00
Keevin Gillespie	7/18/2020		13,074.75
Clayton Miller	7/18/2020		7,574.75
Leung King Fai (Patrick Leung)	7/18/2020		0.00
Delray Wannemacher	7/18/2020		0.00
Chan Wan Yee(Shelby Chan)	7/18/2020		0.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE			

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:		
Subscription Revenue	214,301.52	571,501.27 [1]
Investor Relation Revenue	23,999.85	33,290.17
Net Sales/Revenue	238,301.37	604,791.44
Operating Expenses:		
Salaries	104,961.70	264,289.85
Payroll Taxes	7,021.64	17,286.22
Employee Benefits	7,761.38	16,332.80
Bank Fees	1,018.57	2,530.21
Communications	370.93	5,360.98
Dues & Subscriiptions	0.00	904.68
Contract & Professional Service	68,107.75	205,667.43
Office Expenses	1,355.45	12,831.95
Office Meals and Pantry	0.00	412.93
Postage and Shipping	0.00	34.70
Shanghai Property Expenses	6,746.50	13,402.50
Shanghai Employee Expenses	7,400.95	18,989.14
Shanghai Tax	0.00	6,089.59
Shanghai Other	2,536.71	4,752.10
Shanghai Salary	34,390.59	128,136.41
Advertising	7,210.00	25,800.03
Insurance	673.71	2,402.72
Realized Foreign Currency Gain	(181.55)	1,292.04
Total Operating Expenses	249,374.33	726,516.28
Net Gain/(Loss) from Operations	(11,072.96)	(121,724.84)
Non-Operating Income:		
Interest Income	0.00	273.73
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	273.73
Non-Operating Expenses:		
Mortgage Interest		
Legal and Professional (Itemize)		
Other - State tax	194.37	342.19
Other - UST Fees	0.00	0.00
Total Non-Operating Expenses	194.37	342.19
NET INCOME/(LOSS)	(11,267.33)	(121,793.30)

(Attach exhibit listing all itemizations required above)

[1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS	Current Month End	
Current Assets:		
Unrestricted Cash	122,109.80	[1]
Accounts Recievable	0.00	
Advance to Employee	135,907.85	
Deposit in Transit-Clearing	88,679.76	
Prepaid Expense	40,122.81	
Deposits	61,882.23	
Trading Securities	247,926.01	
Total Current Assets		696,628.46
Property, Plant, and Equipment	454,746.45	
Accumulated Depreciation/Depletion	(316,493.25)	
Net Property, Plant, and Equipment		138,253.20
Land		-
Other Assets (Net of Amortization):		
Intangible Assets		
Other (Itemize)		
Operating lease ROU	447,468.42	
Loan Receivable	3,756,289.76	
Investement	1,565,673.35	
Total Other Assets		5,769,431.53
TOTAL ASSETS		6,604,313.19
LIABILITIES		
Post-petition Liabilities:		
Accounts Payable	181,997.02	
Accured Expenses	91,299.47	
Notes Payable		
Professional fees		
Other (Itemize)		
Total Post-petition Liabilities		273,296.49
Pre-petition Liabilities:		
Accounts Payable	60,692.00	
Accrued Expenses	128,148.72	
Other Current Liabilities	2,226,489.80	
Operating Lease Liability-LT	219,568.18	
Long Term Deffered Revenue	163,188.69	
Other Longterm Debt	8,679,270.96	
Total Pre-petition Liabilities		11,477,358.35
TOTAL LIABILITIES		11,750,654.84
EQUITY:		
Pre-petition Owners' Equity	(5,024,548.35)	
Post-petition Profit/(Loss)	(121,793.30)	
TOTAL EQUITY		(5,146,341.65)
TOTAL LIABILITIES & EQUITY		6,604,313.19

[1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

XI. QUESTIONNAIRE

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:		X

A wire transfer, pre-scheduled on June 17,2020, was processed post-petition.

	No	Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	X	

3. State what progress was made during the reporting period toward filing a plan of reorganization

4. Describe potential future developments which may have a significant impact on the case:

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	No	Yes
6. Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X	

I,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Wei Warren Wang
Principal for Debtor-in-Possession

PROOF OF SERVICE OF DOCUMENT

I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is:

21257 Hawthorne Blvd., Second Floor, Torrance, CA 90503

A true and correct copy of the foregoing document *entitled* **MONTHLY OPERATING REPORT NO. 3** will be served or was served **(a)** on the judge in chambers in the form and manner required by LBR 5005-2(d); and **(b)** in the manner stated below:

1. **TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF)**: Pursuant to controlling General Orders and LBR, the foregoing document will be served by the court via NEF and hyperlink to the document. On (*date*) September 11, 2020, I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following persons are on the Electronic Mail Notice List to receive NEF transmission at the email addresses stated below:

- **James Andrew Hinds** jhinds@hindslawgroup.com, mduran@hindslawgroup.com
- **Lior Katz** lior@katzlaw.com
- **Crystle Jane Lindsey** crystle@wsrlaw.net, crystle@cjllaw.com;gabby@wsrlaw.net;eduardo@wsrlaw.net
- **Joshua Mandell** joshua.mandell@akerman.com, evelyn.duarte@akerman.com;masterdocketlit@akerman.com;robert.diwa@akerman.com;connie.harris@akerman.com
- **James R Selth** jim@wsrlaw.net, jselth@yahoo.com;eduardo@wsrlaw.net;gabby@wsrlaw.net;vinnet@ecf.inforuptcy.com
- **Rachel M Sposato** rsposato@hindslawgroup.com, mduran@hindslawgroup.com
- **Joseph Trenk** trenklaw@gmail.com
- **United States Trustee (LA)** ustpregion16.la.ecf@usdoj.gov
- **Larry D Webb** Webblaw@gmail.com, larry@webblaw.onmicrosoft.com
- **Daniel J Weintraub** dan@wsrlaw.net, vinnet@ecf.inforuptcy.com;gabby@wsrlaw.net;eduardo@wsrlaw.net
- **Claire K Wu** ckwu@sulmeyerlaw.com, mviramontes@sulmeyerlaw.com;ckwu@ecf.courtdrive.com;ckwu@ecf.inforuptcy.com
- **Hatty K Yip** hatty.yip@usdoj.gov, hatty.k.yip@usdoj.gov

☐ Service information continued on attached page

2. SERVED BY UNITED STATES MAIL: On (*date* ________________________, I served the following persons and/or entities at the last known addresses in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States mail, first class, postage prepaid, and addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed.

☐ Service information continued on attached page

3. SERVED BY OVERNIGHT MAIL (state method for each person or entity served): Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on (*date*) ________________________, I served the following persons and/or entities by personal delivery, overnight mail service, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on, or overnight mail to, the judge will be completed no later than 24 hours after the document is filed.

☐ Service information continued on attached page

I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct.

September 11, 2020	Mayra Duran	/s/ Mayra Duran
Date	*Printed Name*	*Signature*